UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 18, 2004


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                             NETWORK APPLIANCE, INC.
             (Exact name of Registrant as specified in its charter)


             Delaware                   0-27130                77-0307520
 (State or other jurisdiction of      (Commission           (I.R.S. Employer
  incorporation or organization)     File Number)        Identification Number)



                               495 East Java Drive
                               Sunnyvale, CA 94089
               (Address of principal executive offices) (Zip Code)



                                 (408) 822-6000
              (Registrant's telephone number, including area code)



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ITEM 12.

      The information is furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216 (March 27,
2003).

      On May 18, 2004, Network Appliance, Inc. issued a press release announcing its earnings for the third quarter fiscal year 2004. The press release, attached hereto as Exhibit 99.1, is being furnished on this Form 8-K.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


May 18, 2004                    By: /s/    Steven Gomo
                                   -------------------------------
                                           Steven J. Gomo
                                           Chief Financial Officer

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                                INDEX TO EXHIBITS

Exhibit   Description
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  99.1    Press release of Network Appliance, Inc. issued on May 18, 2004.

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